UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22049

International Income Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2023

Date of Reporting Period

Item 1. Reports to Stockholders

International Income Portfolio
October 31, 2023
Portfolio of Investments

Collateralized Mortgage Obligations — 7.6%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., Series 2022-DNA1, Class M2, 7.821%, (30-day average SOFR + 2.50%), 1/25/42(1)(2)	$1,800	$ 1,771,608
Government National Mortgage Association, Series 2023-115, Class AL, 6.00%, 8/20/53	1,000	952,492
Total Collateralized Mortgage Obligations (identified cost $2,696,855)		$ 2,724,100

Foreign Corporate Bonds — 3.6%
Security	Principal Amount (000's omitted)		Value
Iceland — 3.6%
Arion Banki HF, 6.00%, 4/12/24(3)	ISK	140,000	$ 990,244
Landsbankinn HF, 5.00%, 11/23/23(3)	ISK	40,000	284,505
Total Foreign Corporate Bonds (identified cost $1,092,600)			$ 1,274,749

Sovereign Government Bonds — 58.8%
Security	Principal Amount (000's omitted)		Value
Cyprus — 5.8%
Cyprus Government International Bond:
2.75%, 2/26/34(3)	EUR	407	$ 377,525
4.125%, 4/13/33(3)	EUR	1,618	1,727,330
			$ 2,104,855
Dominican Republic — 4.7%
Dominican Republic:
8.00%, 1/15/27(3)	DOP	3,970	$ 64,943
8.00%, 2/12/27(3)	DOP	20,150	333,196
11.25%, 9/15/35(1)	DOP	8,000	139,810
12.00%, 8/8/25(1)	DOP	10,500	186,883
13.00%, 6/10/34(3)	DOP	25,400	518,948
13.625%, 2/3/33(1)	DOP	8,000	160,448
Dominican Republic Central Bank Notes:
8.00%, 3/12/27(3)	DOP	900	14,390
13.00%, 12/5/25(1)	DOP	8,440	153,428
13.00%, 1/30/26(1)	DOP	6,240	113,541
			$ 1,685,587
Security	Principal Amount (000's omitted)		Value
Germany — 4.9%
Bundesrepublik Deutschland Bundesanleihe, 1.70%, 8/15/32(3)	EUR	1,800	$ 1,753,799
			$ 1,753,799
Greece — 0.0%(4)
Hellenic Republic Government Bond, 0.00%, GDP-Linked, 10/15/42	EUR	4,090	$ 13,611
			$ 13,611
Hungary — 1.6%
Hungary Government Bond:
3.00%, 10/27/38	HUF	68,870	$ 115,070
4.00%, 4/28/51	HUF	37,210	61,562
4.75%, 11/24/32	HUF	167,540	382,454
			$ 559,086
Iceland — 4.6%
Republic of Iceland:
2.50%, 4/15/24	ISK	147,203	$ 1,022,876
5.00%, 11/15/28	ISK	3,916	24,825
8.00%, 6/12/25	ISK	85,178	607,807
			$ 1,655,508
India — 8.2%
Export-Import Bank of India, 2.25%, 1/13/31(3)	USD	1,000	$ 768,512
India Government Bond:
7.10%, 4/18/29	INR	124,900	1,481,383
7.26%, 2/6/33	INR	59,600	711,045
			$ 2,960,940
Indonesia — 1.1%
Indonesia Government Bond:
6.125%, 5/15/28	IDR	1,053,000	$ 63,878
7.125%, 6/15/42	IDR	1,472,000	92,029
7.125%, 6/15/43	IDR	3,346,000	210,078
7.375%, 5/15/48	IDR	529,000	33,943
			$ 399,928
Mexico — 2.2%
Mexican Bonos:
7.75%, 11/13/42(5)	MXN	9,160	$ 405,948
8.00%, 7/31/53(5)	MXN	8,400	374,820
			$ 780,768

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Peru — 5.9%
Peru Government Bond:
5.40%, 8/12/34	PEN	1,243	$ 270,319
5.94%, 2/12/29	PEN	5,682	1,418,243
6.95%, 8/12/31	PEN	845	214,532
7.30%, 8/12/33(3)	PEN	914	233,281
			$ 2,136,375
Philippines — 1.6%
Republic of the Philippines, 6.25%, 1/14/36	PHP	34,000	$ 568,980
			$ 568,980
Romania — 0.7%
Romania Government International Bond, 3.375%, 1/28/50(3)	EUR	405	$ 254,382
			$ 254,382
Serbia — 4.8%
Serbia Treasury Bond, 5.875%, 2/8/28	RSD	187,260	$ 1,730,357
			$ 1,730,357
South Africa — 6.3%
Republic of South Africa:
8.00%, 1/31/30	ZAR	19,710	$ 930,878
10.50%, 12/21/26	ZAR	24,060	1,331,675
			$ 2,262,553
South Korea — 3.8%
Korea Treasury Bond, 4.00%, 12/10/31	KRW	1,901,500	$ 1,381,583
			$ 1,381,583
Ukraine — 0.1%
Ukraine Government Bond:
10.95%, 11/1/23	UAH	563	$ 14,721
11.67%, 11/22/23	UAH	67	1,565
15.84%, 2/26/25	UAH	1,180	25,530
			$ 41,816
Uruguay — 2.5%
Uruguay Government Bond:
3.875%, 7/2/40(6)	UYU	11,125	$ 282,463
Security	Principal Amount (000's omitted)		Value
Uruguay (continued)
Uruguay Government Bond: (continued)
9.75%, 7/20/33(6)	UYU	24,969	$ 622,676
			$ 905,139
Total Sovereign Government Bonds (identified cost $23,679,628)			$21,195,267

U.S. Government Agency Mortgage-Backed Securities — 9.8%
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association:
5.00%, with maturity at 2052	$942	$ 868,994
5.05%, (COF + 1.791%), with maturity at 2035(7)	97	94,709
5.50%, 30-Year, TBA(8)	2,700	2,562,996
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $3,627,799)		$ 3,526,699

U.S. Treasury Obligations — 0.8%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Inflation-Protected Bond, 0.625%, 7/15/32(9)	$343	$ 294,203
Total U.S. Treasury Obligations (identified cost $327,888)		$ 294,203

Short-Term Investments — 27.3%
Affiliated Fund — 2.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(10)	803,076	$ 803,076
Total Affiliated Fund (identified cost $803,076)		$ 803,076

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Repurchase Agreements — 1.6%
Description	Principal Amount (000's omitted)		Value
Barclays Bank PLC:
Dated 9/29/23 with an interest rate of 5.15%, collateralized by MXN 4,978,484 Mexican Udibonos, 4.00%, due 11/3/50 and a market value, including accrued interest, of $241,415(11)	USD	250	$ 249,928
Dated 10/16/23 with an interest rate of 5.15%, collateralized by MXN 6,400,908 Mexican Udibonos, 4.00%, due 11/15/40 and a market value, including accrued interest, of $320,092(11)	USD	326	326,281
Total Repurchase Agreements (identified cost $576,209)			$ 576,209

Sovereign Government Securities — 4.7%
Security	Principal Amount (000's omitted)		Value
Brazil — 4.7%
Letra do Tesouro Nacional, 0.00%, 1/1/24	BRL	8,760	$ 1,705,342
Total Sovereign Government Securities (identified cost $1,749,073)			$ 1,705,342

U.S. Treasury Obligations — 18.8%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/30/23(12)	$4,800	$ 4,779,568
0.00%, 1/9/24	2,000	1,979,770
Total U.S. Treasury Obligations (identified cost $6,759,198)		$ 6,759,338
Total Short-Term Investments (identified cost $9,887,556)		$ 9,843,965

Total Investments — 107.9% (identified cost $41,312,326)	$38,858,983
Total Written Swaptions — (0.2)% (premiums received $15,117)	$ (75,613)

Securities Sold Short — (1.5)%
Sovereign Government Bonds — (1.5)%
Security	Principal Amount (000's omitted)		Value
Mexico — (1.5)%
Mexican Udibonos:
4.00%, 11/15/40(6)	MXN	(6,401)	$ (314,451)
4.00%, 11/3/50(6)	MXN	(4,978)	(237,027)
Total Sovereign Government Bonds (proceeds $566,115)			$ (551,478)
Total Securities Sold Short (proceeds $566,115)			$ (551,478)

Other Assets, Less Liabilities — (6.2)%	$ (2,203,607)
Net Assets — 100.0%	$36,028,285
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $2,525,718 or 7.0% of the Portfolio's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(3)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of these securities is $7,321,055 or 20.3% of the Portfolio's net assets.
(4)	Amount is less than 0.05%.
(5)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(6)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.
(7)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2023.

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

(8)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(9)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(10)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
(11)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
(12)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Written Interest Rate Swaptions (OTC) — (0.2)%
Description	Counterparty	Notional Amount		Expiration Date	Value
Option to enter into interest rate swap expiring 11/24/23 to pay SOFR and receive 3.80%	Citibank, N.A.	USD	(1,265,000)	11/24/23	$ (75,613)
Total					$(75,613)
Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
CLP	99,881,000	USD	107,054	12/20/23	$ 4,231
CLP	71,986,000	USD	76,601	12/20/23	3,603
CLP	66,516,000	USD	71,178	12/20/23	2,932
CLP	34,337,874	USD	36,578	12/20/23	1,680
CLP	37,433,000	USD	40,393	12/20/23	1,313
CLP	33,438,000	USD	36,074	12/20/23	1,182
CLP	28,795,000	USD	31,064	12/20/23	1,019
CLP	13,863,310	USD	15,000	12/20/23	446
CLP	157,600,000	USD	175,257	12/20/23	336
CLP	27,398,000	USD	30,570	12/20/23	(44)
CLP	27,398,000	USD	30,587	12/20/23	(61)
CLP	54,795,000	USD	61,121	12/20/23	(70)
CLP	27,398,000	USD	30,604	12/20/23	(78)
CLP	27,398,000	USD	30,604	12/20/23	(78)
CLP	27,397,000	USD	30,663	12/20/23	(138)
COP	46,739,718	USD	11,296	12/20/23	(61)
COP	1,111,194,438	USD	268,561	12/20/23	(1,459)
EUR	1,749,895	USD	1,846,687	12/20/23	9,004
EUR	67,274	USD	72,038	12/20/23	(697)
EUR	6,481,308	USD	6,940,314	12/20/23	(67,155)
IDR	142,584,870	USD	9,068	12/20/23	(124)
IDR	1,794,379,545	USD	116,801	12/20/23	(4,242)
IDR	3,176,589,845	USD	206,762	12/20/23	(7,499)
IDR	36,544,829,911	USD	2,324,188	12/20/23	(31,785)
KRW	226,000,000	USD	170,481	12/20/23	(2,992)
KRW	275,341,253	USD	207,781	12/20/23	(3,725)
PEN	787,000	USD	202,642	12/20/23	1,833

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
PEN	286,000	USD	74,018	12/20/23	$ 289
PEN	925,300	USD	241,008	12/20/23	(601)
USD	175,257	CLP	157,600,000	12/20/23	(336)
USD	642,796	CLP	578,034,184	12/20/23	(1,232)
USD	189,539	COP	784,234,156	12/20/23	1,030
USD	90,319	COP	373,700,000	12/20/23	491
USD	2,533,756	EUR	2,366,183	12/20/23	24,517
USD	2,157,407	EUR	2,014,725	12/20/23	20,875
USD	1,417,347	EUR	1,323,609	12/20/23	13,714
USD	1,246,967	EUR	1,164,497	12/20/23	12,066
USD	830,678	EUR	775,740	12/20/23	8,038
USD	825,490	EUR	770,895	12/20/23	7,988
USD	581,499	EUR	543,041	12/20/23	5,627
USD	513,702	EUR	479,727	12/20/23	4,971
USD	169,273	EUR	158,078	12/20/23	1,638
USD	14,176	EUR	13,239	12/20/23	137
USD	1,928,502	IDR	30,323,184,263	12/20/23	26,373
USD	466,994	IDR	7,184,000,000	12/20/23	16,352
USD	301,178	IDR	4,627,000,000	12/20/23	10,933
USD	233,429	IDR	3,592,000,000	12/20/23	8,108
USD	233,414	IDR	3,592,000,000	12/20/23	8,093
USD	83,812	INR	7,000,000	12/20/23	(126)
USD	143,644	INR	12,000,000	12/20/23	(250)
USD	228,626	INR	19,100,000	12/20/23	(405)
USD	299,330	INR	25,000,000	12/20/23	(450)
USD	371,124	INR	31,000,000	12/20/23	(602)
USD	598,410	PEN	2,228,000	12/20/23	19,542
USD	352,152	PEN	1,313,000	12/20/23	11,015
USD	127,041	PEN	473,000	12/20/23	4,149
USD	74,829	PEN	279,000	12/20/23	2,341
USD	63,599	PEN	236,563	12/20/23	2,136
USD	273,341	PEN	1,046,000	12/20/23	1,575
USD	265,690	PEN	1,019,000	12/20/23	938
USD	16,652	PEN	62,000	12/20/23	544
USD	13,431	PEN	49,959	12/20/23	451
USD	259,365	PEN	997,000	12/20/23	330
USD	3,492	PEN	13,000	12/20/23	114
USD	1,199	PEN	4,640	12/20/23	(6)
USD	237,443	PEN	920,660	12/20/23	(1,759)
USD	88,097	PHP	5,000,000	12/20/23	52
USD	88,058	PHP	5,000,000	12/20/23	13
USD	105,645	PHP	6,000,000	12/20/23	(9)
USD	149,598	PHP	8,500,000	12/20/23	(79)
USD	87,772	PHP	5,000,000	12/20/23	(273)

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	105,309	PHP	6,000,000	12/20/23	$ (346)
					$115,337
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	672,853	PEN	2,579,000	Standard Chartered Bank	11/13/23	$ 1,811	$ —
AUD	1,000,000	USD	639,103	BNP Paribas	12/20/23	—	(3,731)
AUD	1,000,000	USD	645,679	Citibank, N.A.	12/20/23	—	(10,307)
AUD	1,000,000	USD	645,950	Citibank, N.A.	12/20/23	—	(10,578)
AUD	734,932	USD	474,910	Standard Chartered Bank	12/20/23	—	(7,955)
CAD	1,720,000	USD	1,258,085	Standard Chartered Bank	12/20/23	—	(16,717)
CZK	686,406	EUR	27,874	Goldman Sachs International	12/20/23	—	(29)
CZK	3,537,528	EUR	143,865	Goldman Sachs International	12/20/23	—	(371)
CZK	686,406	EUR	27,902	UBS AG	12/20/23	—	(58)
CZK	3,389,660	EUR	137,746	UBS AG	12/20/23	—	(244)
EUR	42,763	CZK	1,059,397	Bank of America, N.A.	12/20/23	—	(229)
EUR	16,822	CZK	416,613	Citibank, N.A.	12/20/23	—	(85)
EUR	106,923	CZK	2,648,492	Citibank, N.A.	12/20/23	—	(556)
EUR	93,468	CZK	2,316,101	Standard Chartered Bank	12/20/23	—	(525)
EUR	42,777	CZK	1,059,397	UBS AG	12/20/23	—	(214)
EUR	104,411	HUF	40,929,828	BNP Paribas	12/20/23	—	(1,721)
EUR	26,051	HUF	10,216,407	Goldman Sachs International	12/20/23	—	(441)
EUR	36,942	HUF	14,445,822	Goldman Sachs International	12/20/23	—	(511)
EUR	91,650	HUF	35,824,150	Goldman Sachs International	12/20/23	—	(1,227)
EUR	26,052	HUF	10,216,407	HSBC Bank USA, N.A.	12/20/23	—	(440)
EUR	36,936	HUF	14,445,822	Standard Chartered Bank	12/20/23	—	(518)
EUR	92,354	HUF	36,114,553	Standard Chartered Bank	12/20/23	—	(1,278)
EUR	104,349	HUF	40,929,828	UBS AG	12/20/23	—	(1,787)
GBP	1,240,000	USD	1,544,770	Citibank, N.A.	12/20/23	—	(37,043)
HUF	83,537,765	EUR	213,103	BNP Paribas	12/20/23	3,513	—
HUF	76,466,976	EUR	195,628	Goldman Sachs International	12/20/23	2,619	—
HUF	30,757,086	EUR	78,655	Goldman Sachs International	12/20/23	1,087	—
HUF	20,906,778	EUR	53,310	Goldman Sachs International	12/20/23	903	—
HUF	20,906,778	EUR	53,312	HSBC Bank USA, N.A.	12/20/23	901	—
HUF	75,943,421	EUR	194,207	Standard Chartered Bank	12/20/23	2,688	—
HUF	30,757,086	EUR	78,641	Standard Chartered Bank	12/20/23	1,102	—
HUF	83,537,765	EUR	212,976	UBS AG	12/20/23	3,647	—
JPY	557,849,895	USD	3,877,117	Citibank, N.A.	12/20/23	—	(167,541)
JPY	187,000,000	USD	1,298,644	UBS AG	12/20/23	—	(55,137)
MXN	4,401,704	USD	250,038	BNP Paribas	12/20/23	—	(7,778)
MXN	7,818,000	USD	450,605	Citibank, N.A.	12/20/23	—	(20,319)

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
MXN	1,711,000	USD	93,848	Goldman Sachs International	12/20/23	$ 322	$ —
MXN	2,332,000	USD	128,077	Goldman Sachs International	12/20/23	272	—
MXN	1,711,000	USD	94,094	Goldman Sachs International	12/20/23	76	—
MXN	1,711,000	USD	94,102	Goldman Sachs International	12/20/23	68	—
MXN	452,156	USD	26,005	Goldman Sachs International	12/20/23	—	(1,119)
MXN	751,340	USD	43,249	JPMorgan Chase Bank, N.A.	12/20/23	—	(1,896)
MXN	5,135,000	USD	281,894	Standard Chartered Bank	12/20/23	725	—
MXN	9,131,000	USD	526,510	Standard Chartered Bank	12/20/23	—	(23,959)
MXN	9,261,000	USD	531,866	UBS AG	12/20/23	—	(22,161)
NZD	123,149	USD	72,916	Citibank, N.A.	12/20/23	—	(1,158)
NZD	200,000	USD	118,908	Goldman Sachs International	12/20/23	—	(2,370)
PLN	121,627	EUR	26,027	BNP Paribas	12/20/23	1,233	—
PLN	30,076	EUR	6,437	Goldman Sachs International	12/20/23	304	—
PLN	121,419	EUR	25,981	UBS AG	12/20/23	1,233	—
PLN	30,076	EUR	6,442	UBS AG	12/20/23	298	—
THB	1,780,600	USD	50,210	Standard Chartered Bank	12/20/23	—	(457)
THB	1,622,000	USD	46,189	Standard Chartered Bank	12/20/23	—	(868)
THB	2,000,000	USD	57,421	Standard Chartered Bank	12/20/23	—	(1,537)
USD	468,031	AUD	730,000	Goldman Sachs International	12/20/23	4,210	—
USD	274,605	CNH	2,000,000	Goldman Sachs International	12/20/23	1,289	—
USD	1,669,434	CNH	12,156,800	JPMorgan Chase Bank, N.A.	12/20/23	8,114	—
USD	188,273	CNH	1,371,000	JPMorgan Chase Bank, N.A.	12/20/23	915	—
USD	190,866	JPY	28,601,250	HSBC Bank USA, N.A.	12/20/23	674	—
USD	182,857	JPY	27,398,750	HSBC Bank USA, N.A.	12/20/23	662	—
USD	71,255	MXN	1,292,000	State Street Bank and Trust Company	12/20/23	146	—
USD	69,655	MXN	1,265,000	State Street Bank and Trust Company	12/20/23	32	—
USD	24,532	MXN	451,000	State Street Bank and Trust Company	12/20/23	—	(290)
USD	82,215	MXN	1,500,800	State Street Bank and Trust Company	12/20/23	—	(386)
USD	1,789,089	MXN	31,815,200	UBS AG	12/20/23	38,049	—
USD	1,184,196	NZD	2,000,000	Citibank, N.A.	12/20/23	18,811	—
USD	932,014	NZD	1,579,162	UBS AG	12/20/23	11,848	—
USD	70,346	ZAR	1,349,521	Goldman Sachs International	12/20/23	—	(1,762)
USD	112,453	ZAR	2,146,197	Goldman Sachs International	12/20/23	—	(2,223)
USD	116,874	ZAR	2,235,622	Goldman Sachs International	12/20/23	—	(2,580)
USD	276,416	ZAR	5,306,169	Goldman Sachs International	12/20/23	—	(7,103)
USD	388,051	ZAR	7,428,653	Goldman Sachs International	12/20/23	—	(8,877)
USD	71,170	ZAR	1,365,360	HSBC Bank USA, N.A.	12/20/23	—	(1,784)
USD	112,425	ZAR	2,146,197	HSBC Bank USA, N.A.	12/20/23	—	(2,250)
USD	116,793	ZAR	2,235,622	HSBC Bank USA, N.A.	12/20/23	—	(2,661)
USD	314,895	ZAR	6,009,669	HSBC Bank USA, N.A.	12/20/23	—	(6,214)
USD	387,899	ZAR	7,428,652	HSBC Bank USA, N.A.	12/20/23	—	(9,029)
USD	275,199	ZAR	5,276,932	JPMorgan Chase Bank, N.A.	12/20/23	—	(6,759)
USD	313,120	ZAR	5,972,304	UBS AG	12/20/23	—	(5,992)
ZAR	708,932	USD	37,327	HSBC Bank USA, N.A.	12/20/23	553	—
ZAR	354,466	USD	18,797	HSBC Bank USA, N.A.	12/20/23	143	—

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
ZAR	727,919	USD	38,395	Standard Chartered Bank	12/20/23	$ 499	$ —
ZAR	3,732,259	USD	195,577	State Street Bank and Trust Company	12/20/23	3,846	—
ZAR	354,466	USD	18,804	State Street Bank and Trust Company	12/20/23	136	—
USD	813,165	BRL	4,000,000	BNP Paribas	1/3/24	25,267	—
USD	946,943	BRL	4,760,000	BNP Paribas	1/3/24	9,345	—
HUF	28,704,178	EUR	70,424	BNP Paribas	1/11/24	3,881	—
HUF	87,499,292	EUR	217,682	UBS AG	1/11/24	8,638	—
HUF	25,982,880	EUR	64,090	UBS AG	1/11/24	3,150	—
TRY	2,085,315	USD	66,784	Standard Chartered Bank	3/20/24	—	(1,704)
USD	64,751	TRY	2,085,315	Standard Chartered Bank	3/20/24	—	(330)
TRY	1,020,467	USD	30,191	Standard Chartered Bank	6/21/24	—	(1,108)
USD	29,065	TRY	1,020,467	Standard Chartered Bank	6/21/24	—	(19)
TRY	5,059,000	USD	138,127	Standard Chartered Bank	9/20/24	—	(6,155)
USD	131,770	TRY	5,059,000	Standard Chartered Bank	9/20/24	—	(201)
TRY	1,375,000	USD	37,027	Standard Chartered Bank	9/23/24	—	(1,262)
USD	35,860	TRY	1,375,000	Standard Chartered Bank	9/23/24	95	—
						$163,105	$(471,554)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
Long Gilt	17	Long	12/27/23	$1,924,931	$ (31,017)
U.S. 10-Year Treasury Note	20	Long	12/19/23	2,123,437	(79,481)
U.S. Ultra-Long Treasury Bond	5	Long	12/19/23	562,813	(74,514)
Euro-Bobl	(1)	Short	12/7/23	(123,047)	709
Euro-Buxl	(1)	Short	12/7/23	(127,416)	10,941
Japan 10-Year Bond	(1)	Short	12/13/23	(948,375)	14,514
					$ (158,848)
Inflation Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	300	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$ 41,255
EUR	300	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	41,255

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Inflation Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	200	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$ 27,479
EUR	280	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.08% (pays upon termination)	1/15/37	40,753
EUR	200	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(32,279)
EUR	300	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(48,419)
EUR	300	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(48,517)
EUR	280	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.18% (pays upon termination)	1/15/47	(49,853)
EUR	110	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.64% (pays upon termination)	3/13/53	(1,801)
EUR	500	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.72% (pays upon termination)	6/15/53	6,578
USD	150	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.44% (pays upon termination)	1/13/33	3,034
USD	1,300	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	(57,832)
USD	450	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.67% (pays upon termination)	1/7/37	(20,349)
USD	800	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	44,688
USD	400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	22,209
USD	490	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.54% (pays upon termination)	1/7/47	30,677
USD	150	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.40% (pays upon termination)	3/13/53	8,833
							$ 7,711
Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
AUD	500	Pays	6-month AUD Bank Bill (pays semi-annually)	4.48% (pays semi-annually)	6/21/25	$ (2,171)	$ —	$ (2,171)

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
BRL	7,850	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.40% (pays upon termination)	1/2/25	$ (16,509)	$ —	$ (16,509)
BRL	7,850	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.50% (pays upon termination)	1/2/25	(14,651)	—	(14,651)
BRL	7,679	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.52% (pays upon termination)	1/2/25	(14,161)	—	(14,161)
BRL	8,021	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.52% (pays upon termination)	1/2/25	(14,744)	—	(14,744)
BRL	18,300	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.96% (pays upon termination)	1/2/25	(10,447)	—	(10,447)
CLP	310,800	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.51% (pays semi-annually)	9/20/28	10,645	—	10,645
CLP	310,800	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.68% (pays semi-annually)	9/20/28	(8,075)	—	(8,075)
CLP	756,080	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.77% (pays semi-annually)	6/6/33	31,285	237	31,522
CLP	253,920	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.65% (pays semi-annually)	6/14/33	11,726	—	11,726
CNY	4,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.28% (pays quarterly)	9/20/28	(2,652)	—	(2,652)
CNY	8,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.29% (pays quarterly)	9/20/28	(5,135)	—	(5,135)
CNY	4,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.29% (pays quarterly)	9/20/28	(2,531)	—	(2,531)
CNY	2,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.29% (pays quarterly)	9/20/28	(1,344)	—	(1,344)
CNY	3,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.41% (pays quarterly)	12/20/28	(53)	—	(53)
CNY	3,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.41% (pays quarterly)	12/20/28	(53)	—	(53)
CNY	2,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.42% (pays quarterly)	12/20/28	7	—	7
CNY	3,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.42% (pays quarterly)	12/20/28	64	—	64
CNY	2,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.43% (pays quarterly)	12/20/28	198	—	198

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CNY	5,200	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.43% (pays quarterly)	12/20/28	$ 531	$ —	$ 531
CNY	1,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	117	—	117
CNY	1,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	135	—	135
CNY	2,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	294	—	294
CNY	1,600	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	245	—	245
CNY	1,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.45% (pays quarterly)	12/20/28	183	—	183
CNY	1,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.46% (pays quarterly)	12/20/28	267	—	267
CNY	1,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/20/28	297	—	297
CNY	3,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/20/28	980	—	980
CNY	1,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/20/28	333	—	333
COP	651,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.25% (pays quarterly)	11/26/25	10,202	—	10,202
COP	1,117,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.49% (pays quarterly)	9/20/28	5,750	—	5,750
CZK	3,829	Pays	6-month CZK PRIBOR (pays semi-annually)	3.94% (pays annually)	9/20/33	(8,068)	—	(8,068)
CZK	7,658	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	(15,756)	—	(15,756)
CZK	11,513	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	(23,390)	—	(23,390)
EUR	4,100	Pays	6-month EURIBOR (pays semi-annually)	3.60% (pays annually)	6/21/25	(14,002)	—	(14,002)
EUR	2,065	Pays	6-month EURIBOR (pays semi-annually)	3.14% (pays annually)	9/20/28	(14,704)	—	(14,704)
EUR	2,065	Pays	6-month EURIBOR (pays semi-annually)	3.20% (pays annually)	9/20/28	(8,359)	—	(8,359)
EUR	625	Pays	6-month EURIBOR (pays semi-annually)	2.96% (pays annually)	9/20/43	(39,774)	—	(39,774)
EUR	625	Pays	6-month EURIBOR (pays semi-annually)	3.00% (pays annually)	9/20/43	(35,682)	—	(35,682)

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
GBP	101	Pays	1-day Sterling Overnight Index Average (pays annually)	4.56% (pays annually)	10/2/28	$ 172	$ —	$ 172
GBP	199	Pays	1-day Sterling Overnight Index Average (pays annually)	4.39% (pays annually)	12/20/28	(857)	—	(857)
GBP	100	Pays	1-day Sterling Overnight Index Average (pays annually)	4.59% (pays annually)	12/20/28	608	—	608
GBP	850	Pays	1-day Sterling Overnight Index Average (pays annually)	4.20% (pays annually)	6/21/33	(17,695)	—	(17,695)
INR	37,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.73% (pays semi-annually)	12/20/25	615	—	615
INR	23,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.73% (pays semi-annually)	12/20/25	395	—	395
INR	121,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.75% (pays semi-annually)	12/20/25	2,657	—	2,657
INR	173,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.75% (pays semi-annually)	12/20/25	3,856	—	3,856
INR	36,200	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.73% (pays semi-annually)	12/20/28	981	—	981
JPY	129,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.41% (pays annually)	9/20/28	9,503	—	9,503
JPY	80,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.43% (pays annually)	6/15/32	25,072	—	25,072
JPY	90,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.43% (pays annually)	6/15/32	28,206	—	28,206
JPY	21,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.90% (pays annually)	2/2/33	1,074	—	1,074
JPY	1,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.80% (pays annually)	9/20/33	194	—	194
JPY	1,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.80% (pays annually)	9/20/33	193	—	193
JPY	1,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.81% (pays annually)	9/20/33	190	—	190
JPY	120,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.82% (pays annually)	9/20/33	21,794	—	21,794
JPY	26,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.28% (pays annually)	3/15/53	17,256	—	17,256
JPY	23,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.28% (pays annually)	3/15/53	15,123	—	15,123

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
JPY	25,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.29% (pays annually)	3/15/53	$ 16,214	$ —	$ 16,214
JPY	11,900	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.29% (pays annually)	3/15/53	7,689	—	7,689
JPY	11,100	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.30% (pays annually)	3/15/53	7,066	—	7,066
JPY	11,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.30% (pays annually)	3/15/53	6,959	—	6,959
KRW	623,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.10% (pays quarterly)	2/1/28	(18,578)	—	(18,578)
KRW	60,947	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.23% (pays quarterly)	6/21/33	(3,318)	—	(3,318)
KRW	370,101	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	6/21/33	(18,421)	—	(18,421)
KRW	68,321	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.33% (pays quarterly)	6/21/33	(3,321)	—	(3,321)
KRW	18,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.35% (pays quarterly)	6/21/33	(846)	—	(846)
KRW	30,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.29% (pays quarterly)	9/20/33	(1,560)	—	(1,560)
KRW	21,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	9/20/33	(1,073)	—	(1,073)
KRW	5,131	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	9/20/33	(260)	—	(260)
KRW	28,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.33% (pays quarterly)	9/20/33	(1,383)	—	(1,383)
KRW	28,500	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.34% (pays quarterly)	9/20/33	(1,393)	—	(1,393)
KRW	44,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.40% (pays quarterly)	9/20/33	(1,978)	—	(1,978)
KRW	45,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.52% (pays quarterly)	9/20/33	(1,699)	—	(1,699)
KRW	91,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	(3,221)	—	(3,221)
KRW	42,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	(1,484)	—	(1,484)

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
KRW	36,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	$ (1,263)	$ —	$ (1,263)
KRW	42,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.59% (pays quarterly)	9/20/33	(1,395)	—	(1,395)
MXN	43,220	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	11.33% (pays monthly)	10/7/24	(2,424)	—	(2,424)
MXN	80,920	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	11.24% (pays monthly)	10/9/24	(8,055)	—	(8,055)
MXN	30,860	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	11.25% (pays monthly)	10/10/24	(2,975)	—	(2,975)
PLN	600	Receives	6-month PLN WIBOR (pays semi-annually)	6.99% (pays annually)	9/21/32	(21,162)	—	(21,162)
PLN	510	Receives	6-month PLN WIBOR (pays semi-annually)	5.53% (pays annually)	12/21/32	(7,648)	—	(7,648)
PLN	590	Receives	6-month PLN WIBOR (pays semi-annually)	5.85% (pays annually)	12/21/32	(12,517)	—	(12,517)
PLN	1,500	Receives	6-month PLN WIBOR (pays semi-annually)	5.98% (pays annually)	12/21/32	(35,476)	—	(35,476)
PLN	750	Receives	6-month PLN WIBOR (pays semi-annually)	5.32% (pays annually)	2/1/33	(8,469)	—	(8,469)
PLN	1,327	Receives	6-month PLN WIBOR (pays semi-annually)	4.70% (pays annually)	9/20/33	7,614	—	7,614
PLN	667	Receives	6-month PLN WIBOR (pays semi-annually)	4.71% (pays annually)	9/20/33	3,715	—	3,715
PLN	413	Receives	6-month PLN WIBOR (pays semi-annually)	4.82% (pays annually)	9/20/33	1,457	—	1,457
USD	1,050	Pays	SOFR (pays annually)	4.01% (pays annually)	8/4/28	(27,799)	—	(27,799)
USD	1,050	Pays	SOFR (pays annually)	4.01% (pays annually)	8/4/28	(27,752)	—	(27,752)
USD	1,000	Pays	SOFR (pays annually)	3.06% (pays annually)	11/7/32	(125,526)	—	(125,526)
USD	160	Pays	SOFR (pays annually)	3.23% (pays semi-annually)	1/13/33	(20,037)	—	(20,037)
USD	1,000	Pays	SOFR (pays annually)	3.18% (pays annually)	2/2/33	(119,707)	—	(119,707)
USD	220	Pays	SOFR (pays annually)	3.22% (pays annually)	6/6/33	(10,340)	—	(10,340)
USD	310	Pays	SOFR (pays annually)	3.25% (pays annually)	6/6/33	(14,323)	—	(14,323)
USD	300	Pays	SOFR (pays annually)	3.26% (pays annually)	6/7/33	(13,731)	—	(13,731)
USD	270	Pays	SOFR (pays annually)	3.26% (pays annually)	6/14/33	(12,304)	—	(12,304)
USD	1,265	Pays	SOFR (pays annually)	3.60% (pays annually)	8/28/33	(103,207)	—	(103,207)

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
ZAR	4,042	Receives	3-month ZAR JIBAR (pays quarterly)	8.94% (pays quarterly)	12/20/28	$ (2,018)	$ —	$ (2,018)
ZAR	4,868	Receives	3-month ZAR JIBAR (pays quarterly)	8.95% (pays quarterly)	12/20/28	(2,555)	—	(2,555)
Total						$(658,169)	$ 237	$(657,932)
Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Vietnam	Goldman Sachs International	$ 300	1.00% (pays quarterly)(1)	0.68%	6/20/24	$ 955	$ (570)	$ 385
Total		$300				$955	$(570)	$385
*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2023, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $300,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Cross-Currency Swaps (OTC)
Counterparty	Portfolio Receives	Portfolio Pays	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)
Barclays Bank PLC	1-day Indice Camara Promedio Rate on CLP 140,904,680 (pays semi-annually)*	1.41% on CLP equivalent of CLF 172,000 (pays semi-annually)*	Not Applicable/ 1/13/33	$ 18,972
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 63,504,540 (pays semi-annually)*	2.10% on CLP equivalent of CLF 2,000 (pays semi-annually)*	Not Applicable/ 4/8/32	(4,880)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 158,776,700 (pays semi-annually)*	2.25% on CLP equivalent of CLF 5,000 (pays semi-annually)*	Not Applicable/ 4/11/32	(14,498)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 28,777,725 (pays semi-annually)*	1.85% on CLP equivalent of CLF 900 (pays semi-annually)*	Not Applicable/ 4/20/32	(1,343)
				$ (1,749)
(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.
*	At the termination date, the Portfolio will either pay or receive the USD equivalent of the difference between the initial CLP notional amount and the CLP equivalent of the CLF notional amount on such date.
Abbreviations:
COF	– Cost of Funds 11th District
CPI-U (NSA)	– Consumer Price Index All Urban Non-Seasonally Adjusted
EURIBOR	– Euro Interbank Offered Rate
FBIL	– Financial Benchmarks India Ltd.
GDP	– Gross Domestic Product
HICP	– Harmonised Indices of Consumer Prices
JIBAR	– Johannesburg Interbank Average Rate

MIBOR	– Mumbai Interbank Offered Rate
OTC	– Over-the-counter
PRIBOR	– Prague Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
WIBOR	– Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLF	– Chilean Unidad de Fomento
CLP	– Chilean Peso
CNH	– Yuan Renminbi Offshore
CNY	– Yuan Renminbi
COP	– Colombian Peso
CZK	– Czech Koruna
DOP	– Dominican Peso
EUR	– Euro
GBP	– British Pound Sterling
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee
ISK	– Icelandic Krona

JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso
NZD	– New Zealand Dollar
PEN	– Peruvian Sol
PHP	– Philippine Peso
PLN	– Polish Zloty
RSD	– Serbian Dinar
THB	– Thai Baht
TRY	– Turkish Lira
UAH	– Ukrainian Hryvnia
USD	– United States Dollar
UYU	– Uruguayan Peso
ZAR	– South African Rand

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $40,509,250)	$ 38,055,907
Affiliated investments, at value (identified cost $803,076)	803,076
Cash	3,261
Deposits for derivatives collateral:
Futures contracts	167,185
Centrally cleared derivatives	184,933
Foreign currency, at value (identified cost $752,969)	752,403
Interest and dividends receivable	511,951
Dividends receivable from affiliated investments	6,544
Receivable for investments sold	1,308
Receivable for variation margin on open futures contracts	11,720
Receivable for variation margin on open centrally cleared derivatives	23,361
Receivable for open forward foreign currency exchange contracts	163,105
Receivable for open swap contracts	19,357
Upfront payments on open non-centrally cleared swap contracts	570
Receivable from affiliates	21,265
Trustees' deferred compensation plan	35,628
Total assets	$40,761,574
Liabilities
Payable for reverse repurchase agreements, including accrued interest of $2,473	$ 797,492
Written swaptions outstanding, at value (premiums received $15,117)	75,613
Payable for investments purchased	2,598,738
Payable for securities sold short, at value (proceeds $566,115)	551,478
Payable for open forward foreign currency exchange contracts	471,554
Payable for open swap contracts	20,721
Payable for closed swap contracts	5,025
Payable to affiliates:
Investment adviser fee	15,557
Trustees' fees	268
Trustees' deferred compensation plan	35,628
Interest payable on securities sold short	9,700
Accrued foreign capital gains taxes	156
Accrued expenses	151,359
Total liabilities	$ 4,733,289
Net Assets applicable to investors' interest in Portfolio	$36,028,285

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income from affiliated investments	$ 126,697
Interest income (net of foreign taxes withheld of $33,374)	1,931,736
Total investment income	$ 2,058,433
Expenses
Investment adviser fee	$ 190,937
Trustees’ fees and expenses	2,944
Custodian fee	191,407
Legal and accounting services	77,819
Interest expense and fees	6,459
Interest expense on securities sold short	6,434
Miscellaneous	13,595
Total expenses	$ 489,595
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 213,351
Total expense reductions	$ 213,351
Net expenses	$ 276,244
Net investment income	$ 1,782,189
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $5,151)	$ (2,524,591)
Written swaptions	36,050
Securities sold short	3,431
Futures contracts	(77,802)
Swap contracts	(472,449)
Foreign currency transactions	125,022
Forward foreign currency exchange contracts	(392,837)
Non-deliverable bond forward contracts	106,415
Net realized loss	$(3,196,761)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $156)	$ 3,988,386
Written swaptions	49,410
Securities sold short	14,637
Futures contracts	(276,333)
Swap contracts	(262,773)
Foreign currency	(29,387)
Forward foreign currency exchange contracts	(462,253)
Non-deliverable bond forward contracts	(16,849)
Net change in unrealized appreciation (depreciation)	$ 3,004,838
Net realized and unrealized loss	$ (191,923)
Net increase in net assets from operations	$ 1,590,266

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,782,189	$ 1,267,521
Net realized loss	(3,196,761)	(2,839,955)
Net change in unrealized appreciation (depreciation)	3,004,838	(6,379,198)
Net increase (decrease) in net assets from operations	$ 1,590,266	$ (7,951,632)
Capital transactions:
Contributions	$ 17,066,116	$ 3,228,450
Withdrawals	(11,182,963)	(24,824,354)
Net increase (decrease) in net assets from capital transactions	$ 5,883,153	$(21,595,904)
Net increase (decrease) in net assets	$ 7,473,419	$(29,547,536)
Net Assets
At beginning of year	$ 28,554,866	$ 58,102,402
At end of year	$ 36,028,285	$ 28,554,866

See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2023	2022	2021	2020	2019
Ratios (as a percentage of average daily net assets):
Expenses	0.72% (1)(2)(3)	0.72% (1)(2)(3)	0.71% (2)(3)	0.71% (2)(3)	0.81% (2)(3)
Net investment income	4.66%	3.13%	1.86%	2.48%	3.73%
Portfolio Turnover	230% (4)	159% (4)	102% (4)	88% (4)	92%
Total Return	6.86% (3)	(18.54)% (3)	(0.08)% (3)	6.04% (3)	5.92% (3)
Net assets, end of year (000’s omitted)	$36,028	$28,555	$58,102	$57,167	$84,644
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(2)	Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.03% and 0.02% of average daily net assets for the years ended October 31, 2023 and 2022, respectively, and 0.01% of average daily net assets for each of the years ended October 31, 2021, 2020 and 2019.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.56%, 0.40%, 0.19%, 0.16% and 0.09% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the effect of To-Be-Announced (TBA) transactions.

International Income Portfolio
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2023, Eaton Vance Global Sovereign Opportunities Fund held an interest of approximately 100% in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
As of October 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H  Futures Contracts—Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index,  and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
I  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
J  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

investment transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
K  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
L  Inflation Swaps—Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.
M  Cross-Currency Swaps —Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.
N  Credit Default Swaps—When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
O  Swaptions—A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked to- market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

P  When-Issued Securities and Delayed Delivery Transactions—The Portfolio may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.
Q  Repurchase Agreements—A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.
R  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.
S  Securities Sold Short—A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.500%
$1 billion but less than $2.5 billion	0.475%
$2.5 billion but less than $5 billion	0.455%
$5 billion and over	0.440%
For the year ended October 31, 2023, the Portfolio’s investment adviser fee amounted to $190,937 or 0.50% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $209,250 of the Portfolio’s operating expenses for the year ended October 31, 2023.

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $4,101 relating to the Portfolio’s investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, TBA transactions and securities sold short, for the year ended October 31, 2023 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 31,769,809	$ 29,154,964
U.S. Government and Agency Securities	42,785,615	42,039,583
	$74,555,424	$71,194,547
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 39,852,744
Gross unrealized appreciation	$ 1,479,155
Gross unrealized depreciation	(3,516,725)
Net unrealized depreciation	$ (2,037,570)
5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Portfolio of Investments. At October 31, 2023, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:
Credit Risk: The Portfolio enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.
Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $567,888. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $748,799 at October 31, 2023.
The OTC derivatives in which the Portfolio invests (except for written swaptions as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/ or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/ or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2023 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total
Not applicable	$ —	$ 242,019*	$ 544,787*	$ 786,806
Receivable for open forward foreign currency exchange contracts	—	163,105	—	163,105
Receivable for open swap contracts; Upfront payments on open non-centrally cleared swap contracts	955	—	18,972	19,927
Total Asset Derivatives	$ 955	$ 405,124	$ 563,759	$ 969,838
Derivatives not subject to master netting or similar agreements	$ —	$ 242,019	$ 544,787	$ 786,806
Total Asset Derivatives subject to master netting or similar agreements	$ 955	$ 163,105	$ 18,972	$ 183,032
Written swaptions outstanding, at value	$ —	$ —	$ (75,613)	$ (75,613)
Not applicable	—	(126,682)*	(1,354,093)*	(1,480,775)
Payable for open forward foreign currency exchange contracts	—	(471,554)	—	(471,554)
Payable for open swap contracts; Upfront receipts on open non-centrally cleared swap contracts	—	—	(20,721)	(20,721)
Total Liability Derivatives	$ —	$(598,236)	$(1,450,427)	$(2,048,663)
Derivatives not subject to master netting or similar agreements	$ —	$(126,682)	$(1,354,093)	$(1,480,775)
Total Liability Derivatives subject to master netting or similar agreements	$ —	$(471,554)	$ (96,334)	$ (567,888)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Barclays Bank PLC	$ 18,972	$ —	$ —	$ —	$ 18,972
BNP Paribas	43,239	(13,230)	—	—	30,009
Citibank, N.A.	18,811	(18,811)	—	—	—
Goldman Sachs International	12,105	(12,105)	—	—	—
HSBC Bank USA, N.A.	2,933	(2,933)	—	—	—
JPMorgan Chase Bank, N.A.	9,029	(8,655)	—	—	374
Standard Chartered Bank	6,920	(6,920)	—	—	—
State Street Bank and Trust Company	4,160	(676)	—	—	3,484
UBS AG	66,863	(66,863)	—	—	—
	$183,032	$(130,193)	$ —	$ —	$52,839

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Bank of America, N.A.	$ (229)	$ —	$ —	$ —	$ (229)
BNP Paribas	(13,230)	13,230	—	—	—
Citibank, N.A.	(323,200)	18,811	304,389	—	—
Goldman Sachs International	(49,334)	12,105	—	—	(37,229)
HSBC Bank USA, N.A.	(22,378)	2,933	—	—	(19,445)
JPMorgan Chase Bank, N.A.	(8,655)	8,655	—	—	—
Standard Chartered Bank	(64,593)	6,920	57,673	—	—
State Street Bank and Trust Company	(676)	676	—	—	—
UBS AG	(85,593)	66,863	—	—	(18,730)
	$(567,888)	$130,193	$362,062	$ —	$(75,633)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
Information with respect to repurchase and reverse repurchase agreements at October 31, 2023 is included at Note 7.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2023 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Investment transactions	$ —	$ (13,224)	$ (32,900)	$ (46,124)
Written swaptions	—	—	36,050	36,050
Futures contracts	—	—	(77,802)	(77,802)
Swap contracts	146,602	—	(619,051)	(472,449)
Forward foreign currency exchange contracts	—	(392,837)	—	(392,837)
Non-deliverable bond forward contracts	—	—	106,415	106,415
Total	$146,602	$(406,061)	$(587,288)	$(846,747)
Change in unrealized appreciation (depreciation):
Investments	$ —	$ —	$ 32,899	$ 32,899
Written swaptions	—	—	49,410	49,410
Futures contracts	—	—	(276,333)	(276,333)
Swap contracts	(32,684)	—	(230,089)	(262,773)
Forward foreign currency exchange contracts	—	(462,253)	—	(462,253)
Non-deliverable bond forward contracts	—	—	(16,849)	(16,849)
Total	$ (32,684)	$(462,253)	$(440,962)	$(935,899)

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-Deliverable Bond Forward Contracts	Purchased Call Options	Written Swaptions	Swap Contracts
$4,007,000	$2,544,000	$70,092,000	$1,048,000	$5,423,000	$1,930,000	$55,683,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average principal amount of purchased currency options contracts outstanding during the year ended October 31, 2023, which is indicative of the volume of this derivative type, was approximately $467,000.
6  Line of Credit
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
7  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of October 31, 2023 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest
Barclays Bank PLC	9/29/23	On Demand(1)	5.65%	$ 375,840	$ 377,469
Barclays Bank PLC	10/16/23	On Demand(1)	5.65	419,179	420,023
Total				$795,019	$797,492
(1)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
At October 31, 2023, the type of securities pledged as collateral for all open reverse repurchase agreements was Sovereign Government Bonds.
For the year ended October 31, 2023, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $44,000 and 5.65%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2023. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2023.
Reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2023.
Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank PLC	$576,209	$(576,209)	$ —	$ —
Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)
Barclays Bank PLC	$(797,492)	$576,209	$221,283	$ —
*	Including accrued interest.
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
8  Affiliated Investments
At October 31, 2023, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $803,076, which represents 2.2% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$1,368,351	$57,492,949	$(58,058,224)	$ —	$ —	$803,076	$126,697	803,076
9  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Portfolio's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$ —	$ 2,724,100	$ —	$ 2,724,100
Foreign Corporate Bonds	—	1,274,749	—	1,274,749

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total
Sovereign Government Bonds	$ —	$ 21,195,267	$ —	$ 21,195,267
U.S. Government Agency Mortgage-Backed Securities	—	3,526,699	—	3,526,699
U.S. Treasury Obligations	—	294,203	—	294,203
Short-Term Investments:
Affiliated Fund	803,076	—	—	803,076
Repurchase Agreements	—	576,209	—	576,209
Sovereign Government Securities	—	1,705,342	—	1,705,342
U.S. Treasury Obligations	—	6,759,338	—	6,759,338
Total Investments	$ 803,076	$ 38,055,907	$ —	$ 38,858,983
Forward Foreign Currency Exchange Contracts	$ —	$ 405,124	$ —	$ 405,124
Futures Contracts	26,164	—	—	26,164
Swap Contracts	—	538,550	—	538,550
Total	$ 829,240	$ 38,999,581	$ —	$ 39,828,821
Liability Description
Securities Sold Short	$ —	$ (551,478)	$ —	$ (551,478)
Written Interest Rate Swaptions	—	(75,613)	—	(75,613)
Forward Foreign Currency Exchange Contracts	—	(598,236)	—	(598,236)
Futures Contracts	(185,012)	—	—	(185,012)
Swap Contracts	—	(1,189,802)	—	(1,189,802)
Total	$ (185,012)	$ (2,415,129)	$ —	$ (2,600,141)
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Sovereign Government Bonds	Sovereign Government Securities	Total
Balance as of October 31, 2022	$ 532,429	$ 41,884	$ 574,313
Realized gains (losses)	—	—	—
Change in net unrealized appreciation (depreciation)	—	—	—
Cost of purchases	—	—	—
Proceeds from sales, including return of capital	—	—	—
Accrued discount (premium)	—	—	—
Transfers to Level 3	—	—	—
Transfers from Level 3(1)	(532,429)	(41,884)	(574,313)
Balance as of October 31, 2023	$ —	$ —	$ —
(1)	Transferred from Level 3 based on the observability of valuation inputs resulting from new market activity.

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
On February 24, 2022, Russia launched an invasion of Ukraine, following rising tensions over the buildup of Russian troops along the Ukrainian border and joint military exercises by Russia with Belarus. In response to the invasion, many countries, including the U.S., have imposed economic sanctions on Russian governmental institutions, Russian entities, and Russian individuals. The conflict and sanctions have had a negative impact on the Russian economy, on the Russian currency, and on investments having exposure to Russia, Belarus and Ukraine. The conflict could also have a significant effect on investments outside the region. The duration and extent of the military conflict with Russia and the related sanctions cannot be predicted at this time.

International Income Portfolio
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of International Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Global Sovereign Opportunities Fund (formerly, Eaton Vance Global Bond Fund) (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between International Income Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM,

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio. The Board considered the abilities and experience of each Adviser’s investment professionals in analyzing factors relevant to investment in sovereign obligations. The Board also considered each Adviser’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary benchmark and blended benchmark indexes for the three-year period. The Board also considered the performance of the underlying Portfolios. The Board noted that, effective on or about June 26, 2023, the Fund’s name and investment strategies will change to allow the Fund, under normal market conditions, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. and non-U.S. sovereign investments. The Board also noted that the Fund, under normal market conditions, will continue to invest at least 40% of its net assets in foreign investments. On the basis of the foregoing and other relevant information provided to the Board, the Board concluded that each Portfolio had achieved its performance objective. The Board also concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, "MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.

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Investment Adviser of International Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance
Global Sovereign Opportunities Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3042    10.31.23

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2022 and October 31, 2023 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$62,300	$52,300
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$700

Total	$62,300	$53,000

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2022 and October 31, 2023; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/22	10/31/23
Registrant	$0	$700
Eaton Vance(1)	$52,836	$0

(1)	Certain subsidiaries of Morgan Stanley provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

International Income Portfolio

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President

Date: December 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: December 22, 2023

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President

Date: December 22, 2023